Q3 2025 Investor Presentation November 3, 2025 NASDAQ: GLRE

Cautionary Note Regarding Forward-Looking Statements and Non-GAAP Measures and Investment Disclosures This Investor Presentation (this “Presentation”) is intended solely for the informational purposes of the persons to whom it is presented in connection with the quarterly earnings results of Greenlight Capital Re, Ltd. (the “Company”). This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and we intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward looking statements are typically identified by words such as “expect”, “believe”, “anticipate”, “outlook”, “estimate”, “goal” and “strategy” or conditional verbs such as “will” and “may” or the negative of these terms, although not all forward-looking statements contain these words, and include statements relating to market opportunity, our strategic priorities, strategic growth and return on equity projections. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on the Company’s behalf. These risks and uncertainties include a downgrade or withdrawal of our A.M. Best ratings; any suspension or revocation of any of our licenses; losses from catastrophes; the loss of significant brokers; the performance of Solasglas Investments, LP; the carry values of our investments made under our Greenlight Re Innovations pillar may differ significantly from those that would be used if we carried these investments at fair value; and other factors described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as to the date of this Presentation, whether as a result of new information, future events, or otherwise, except as provided by law. In presenting the Company’s results, management has included the following financial measure that is not calculated under standards or rules that comprise generally accepted accounting principles in the United States (“GAAP”): fully diluted book value per share. This non-GAAP measure may be defined or calculated differently by other companies. Management believes this measure allows for a more thorough understanding of the underlying business. Non-GAAP measures may not be comparable to similarly titled measures reported by other companies and should be used to monitor our results and should be considered in addition to, and not viewed as a substitute for those measures determined in accordance with GAAP. Reconciliations to the most comparable GAAP figures can be found at the back of this Presentation. This Presentation also contains certain figures and metrics that are unaudited, including, for example, growth in gross premiums written and other mid-year financial information. All information provided for Solasglas Investments, LP is for informational purposes only and should not be deemed as investment advice or a recommendation to purchase or sell any specific security. Performance returns reflect the total returns, net of fees and expenses. Returns are net of either the modified high water mark performance allocation of 10% or the standard 20% performance allocation. All figures are unaudited. Greenlight Re and DME Advisors, LP (“DME”) do not undertake to update any information contained herein as a result of audit adjustments or other corrections. Past performance is not indicative of future results. Actual returns may differ from the returns presented. greenlightre.com 2

Greenlight Re: Introduction greenlightre.com 3

Designed to achieve higher rates of return over the long term than more traditional fixed income investment strategies Low correlation to underwriting Liquid portfolio Use investment to gain optionality in (re)insurance opportunities Capture capital appreciation from early-stage investments Target ability to influence strategic direction and future participation rights in each deal Open Market Reinsurance Underwriting Innovations Underwriting & Investments Value Oriented Investments (Solasglas Investments, LP) greenlightre.com 4 Three Strategic Pillars to Drive Book Value Growth Our three pillars create a diversified earnings profile—enabling us to pursue consistent, long-term returns for shareholders Provide reinsurance globally, on both proportional and non-proportional bases Maintain a highly diversified book with the flexibility to adjust line concentration based on market conditions Business is primarily sourced through global reinsurance brokers Long-short strategy reduces market exposure

greenlightre.com 5 Greenlight Re Overview and Highlights Our strategic focus is driving underwriting excellence with respect to each and every decision we make Diverse Business Mix 1. This figure represents gross premiums written for the trailing twelve months ended September 30, 2025. Business mix chart represents gross premiums written by line of business for that twelve-month period. 2. Refers to fully diluted BVPS growth. Fully diluted BVPS is a non-GAAP measure. See Appendix for non-GAAP measure rationale and reconciliation to the most comparable GAAP measure. 3. During the third quarter of 2025, we repurchased 155,249 ordinary shares at an aggregate cost of $2 million at an average price of $12.88 per share, with approximately $23 million remaining as part of our Board-authorized share purchase program. 4. Debt leverage (calculated as total debt divided by shareholders’ equity) has significantly decreased in recent years from 16 percent at year-end 2022 to 5 percent as of Q3 2025 close. 3 Offices in Strategic International Locations $756M Gross Premiums Written1 $2.1B 3Q 2025 Total assets $14.5M Value of shares repurchased past five quarters3 “A-” (Excellent) AM Best Financial Strength Rating (Positive Outlook) $659M 3Q 2025 Shareholders’ Equity 33.8% 2020-2024 Cumulative Book Value Growth2 20+ Years Operating History Specialty 26% Casualty 14% Financial 12%Health 1% Multiline 35% Property 12% 5% Total Debt Leverage4

greenlightre.com 6 Group Structure Our lean, flexible platform provides global market access via three strategically located jurisdictions: Greenlight Capital Re, Ltd. NASDAQ: “GLRE” A- (Excellent) (positive outlook) A.M. Best Financial Strength Rating • Irish regulated subsidiary enables efficient access to EU and London markets • Solvency II jurisdiction • Access to strong local (re)insurance talent pool • Underwriters in this office focus on global specialty business Ireland Greenlight Reinsurance Ireland, DAC A+ (Superior) (stable outlook) A.M. Best Financial Strength Rating • Access to Lloyd’s network, brand and ratings • Global licenses to write both insurance and reinsurance • Greenlight Corporate Member enables us to provide “Funds at Lloyd’s” (FAL) capacity to the Lloyd’s market United Kingdom Syndicate 3456 (Lloyd’s) A- (Excellent) (positive outlook) A.M. Best Financial Strength Rating Cayman Islands Greenlight Reinsurance, Ltd. • Home office since founding in 2004 • Cayman Islands Monetary Authority (CIMA): a prudent and risk-based regulator • CIMA and the Cayman Islands Government explicitly support the reinsurance industry, with strong focus and expertise in this area and a stated commitment toward achieving NAIC “qualified jurisdiction” status

Gross Premiums Written ($ in millions) Combined Ratio Acquisition Cost Ratio Underwriting Expense Ratio 74.2% 69.5% 67.4% 61.7% 69.0% 64.5% 62.8% 24.0% 26.9% 30.5% 29.0% 28.5% 29.3% 28.4% 2.2% 4.5% 4.4% 3.8% 3.9% 4.1% 4.2% 2020 2021 2022 2023 2024 9M 2024 9M 2025 100.4% 100.9% 102.3% 94.5% 101.4% 97.9% 95.4% $480 $565 $563 $637 $698 $555 $612 2020 2021 2022 2023 2024 9M 2024 9M 2025 greenlightre.com 7 Steady Premium Growth and Improving Underwriting Margin Loss Ratio Record quarterly underwriting results in Q3 reflect continued progress toward sustained underwriting profitability Combined ratio averaged 99.9% from 2020 through 2024 2.5-point improvement in 2025 YTD versus the prior year period

Net Income ($ in millions) Fully Diluted Book Value Per Share $13.42 $13.99 $14.33 $16.74 $17.95 $18.90 2020 2021 2022 2023 2024 9M 2025 $4 $18 $25 $87 $43 $25 2020 2021 2022 2023 2024 9M 2025 greenlightre.com 8 Building Financial Momentum Net income gains since 2020 have driven consistent book value growth

Third Quarter Highlights greenlightre.com 9

greenlightre.com 10 Third Quarter Highlights Q3 2024 Q3 2025 9M 2024 9M 2025 Gross Premiums Written $168.3 $184.4 $554.6 $612.0 Net Underwriting Income $6.1 $22.3 $9.8 $22.6 Combined Ratio 95.9% 86.6% 97.9% 95.4% Net Income (loss) $35.2 ($4.4) $70.2 $25.5 Return on Equity 5.4% (0.7)% 11.2% 3.9% Fully Diluted Book Value Per Share $18.72 $18.90 $18.72 $18.90 Total Shareholders’ Equity $663.4 $658.9 $663.4 $658.9 (expressed in millions U.S. dollars, except percentages and per share amounts) “We are very pleased with our third quarter underwriting results, which reflect strong underlying performance in addition to favorable catastrophe activity. With a combined ratio of 86.6%, the lowest in the Company’s history, we demonstrated our ability to achieve strong margins, supported by robust performance in our underwriting book. These results underscore the effectiveness of our strategy, the quality of our risk selection, and our performance-driven culture.” - Greg Richardson, Chief Executive Officer

Segment Results greenlightre.com 11

$150 $155 $481 $528 Q3 2024 Q3 2025 9M 2024 9M 2025 Key Highlights greenlightre.com 12 Open Market Segment Gross Premiums Written ($ in millions) Business Mix Combined Ratio 60.2% 53.0% 61.5% 62.8% 30.2% 27.7% 29.2% 28.0% 4.1% 3.8% 4.2% 3.6% Q3 2024 Q3 2025 9M 2024 9M 2025 Underwriting Expense Ratio Acquisition Cost Ratio Loss Ratio 94.5% 84.5% 94.9% 94.4% Q3 results in this segment drove record quarterly underwriting profit for the company Successfully pivoted in recent years away from original strategy to more diverse portfolio (former book was comprised of few, large, structured transactions) Gross premiums written increased to $155 million in Q3 2025 (despite recent exit from certain unprofitable casualty accounts) compared to $150 million in Q3 2024 Underwriting income of $22 million in Q3 2025, compared to underwriting income of $7 million in Q3 2024 Casualty 13% Financial 12% Multiline 33% Property 14% Specialty 28% * Business Mix chart represents gross premiums written by line of business for trailing twelve months.

Key Highlights greenlightre.com 13 Innovations Segment Gross Premiums Written ($ in millions) $19 $29 $74 $84 Q3 2024 Q3 2025 9M 2024 9M 2025 Business Mix Combined Ratio 56.1% 54.3% 57.9% 60.3% 32.0% 32.8% 31.8% 30.8% 5.5% 9.6% 4.5% 8.5% Q3 2024 Q3 2025 9M 2024 9M 2025 Underwriting Expense Ratio Acquisition Cost Ratio Loss Ratio 93.6% 96.7% 94.2% 99.6% Innovations segment continues to be a strategic differentiator, reflecting a high-quality team and prudent overall growth trajectory Placed 28% whole account quota share on the segment’s underwriting portfolio in 2024, providing rated third-party capacity and validation Investment portfolio is currently comprised of a diverse set of 44 companies (deployed capital: $34.5M; carried value decreased from $76.0M in Q2 to $63.2M in Q3 based largely on one company’s partial impairment) Gross premiums written increased 57.4% to $29.4 million in Q3 2025 compared to $18.7 million in Q3 2024 Casualty 21% Financial 12% Health 8% Multiline 48% Specialty 11% * Business Mix chart represents gross premiums written by line of business for trailing twelve months.

Solasglas Investments Update greenlightre.com 14

Annual Average Returns Since 2020: 9.3% Annual Average Returns Since Inception: 5.3% 2025 YTD Returns (through Oct): 1.2% Greenlight Capital, Inc., an affiliate of DME Advisors, Solasglas’ investment advisor, was founded in 1996 by our Chairman David Einhorn and is recognized for its disciplined, research-driven investment strategy DME Advisors conducts deep fundamental analysis of financials, strategy, and prospects to identify both undervalued and overvalued securities Greenlight Re has employed this value-oriented approach since its inception Objective is to maximize total risk-adjusted returns supporting long-term book value growth Investment Approach Solasglas Investments, LP is the dedicated investment fund managed by DME Advisors, for the benefit of Greenlight Re and its affiliates, into which Greenlight Re allocates its investment assets DME Advisors serves as general partner and owns approximately 18% of Solasglas Investment Portfolio is currently 70% of Greenlight Re’s adjusted surplus Investment Portfolio 1.4% 7.5% 25.3% 9.4% 9.8% 2020 2021 2022 2023 2024 Solasglas Investments, LP: A Key Driver of Greenlight Re’s Strong Book Value Growth 15 Annual Investment Returns greenlightre.com *Investment returns stated herein reflect the total returns, net of fees and expenses, and are based on the total assets in investment account for the joint venture and the Investment Portfolio for SILP. Investment returns are calculated monthly and compounded to calculate the quarterly and annual returns. Actual investment income may vary depending on cash flows into and out of the investment account. Past performance is not necessarily indicative of future results. YTD 2025 investment return is calculated from January 2025 through October 2025, annual average returns since 2020 is calculated from January 2020 through October 2025 and annual average return from inception is calculated from August 2004 through October 2025. SILP return in Q3 2025 was (3.2) percent. Monthly investment returns are posted on the Investor section of our corporate website.

Investing in Greenlight Re 16greenlightre.com

greenlightre.com 17 Why Invest in Greenlight Re? Seasoned and Refreshed Executive Leadership Focused on underwriting culture and results-driven decision-making Well-Positioned and Diversified Specialty property and casualty reinsurance portfolio with a diversified risk profile Innovations Business is Maturing Now a distinct segment with strong momentum and disciplined growth Differentiated Long/Short Investment Strategy Designed to continue to generate strong returns in volatile markets Strong Balance Sheet Supported by a positive outlook from A.M. Best and low debt leverage ratio Returning Value to Shareholders Repurchased ~1.1 million shares for $14.5 million over the past five quarters representing 3% of outstanding shares

greenlightre.com 18 Executive and Underwriting Leadership Average Industry Experience: 20+ Years Executive Team Comprised of Significant Greenlight Re Tenure and Fresh Perspectives Greg Richardson Chief Executive Officer Joined 2024 (formerly Trans Re) Patrick O’Brien CEO Ireland & COO Joined 2016 (formerly Liberty) Faramarz Romer Chief Financial Officer Joined 2007 (formerly KPMG) Tom Curnock Group CUO Joined 2009 (formerly Aon) David Sigmon General Counsel Joined 2023 (formerly Everest) Brian O’Reilly Head of Innovations Joined 2014 (formerly ICW Group) Richard Strommer Chief Actuary Joined 2017 (formerly E&Y) Regan Cairns CUO, Cayman Islands Joined 2018 (formerly KPMG) Finbar Griffin CUO, Ireland Joined 2018 (formerly Travelers) Kagabo Ngiruwonsanga CUO, Innovations Joined 2011 (formerly Liberty) Martin Vezina Head of Underwriting Analytics Joined 2025 (formerly Allianz) Our Executive Team Is Focused on Executing Five Core Values Nimble • Innovative • Excellence • Accountable • Collaborative

Appendix 19greenlightre.com

December 31, 2020 December 31, 2021 December 31, 2022 December 31, 2023 December 31, 2024 Through September 30 2025 Numerator for basic and fully-diluted book value per share: Total equity as reported under U.S. GAAP $ 464,857 $ 475,663 $ 503,120 $ 596,095 $ 635,879 $ 658,889 Denominator for basic and fully diluted book value per share: Ordinary shares issued and outstanding as reported and denominator for basic book value per share 34,514,790 33,844,446 34,824,061 35,336,732 34,831,324 34,099,226 Add: In-the-money stock options and all outstanding RSUs 116,722 154,134 277,960 264,870 590,001 757,505 Denominator for fully diluted book value per share 34,631,512 33,998,580 35,102,021 35,601,602 35,421,325 34,856,731 Basic book value per share $13.47 $14.05 $14.45 $16.87 $18.26 $19.32 Fully diluted book value per share $13.42 $13.99 $14.33 $16.74 $17.95 $18.90 greenlightre.com 20 Fully Diluted Book Value Per Share The key non-GAAP financial measure used in this Presentation is fully diluted book value per share. Our primary financial goal is to increase fully diluted book value per share over the long term. We use fully diluted book value as a financial measure in our long-term incentive compensation plan. We believe that long-term growth in fully diluted book value per share is the most relevant measure of our financial performance because it provides management and investors a yardstick to monitor the shareholder value generated. Fully diluted book value per share may also help our investors, shareholders, and other interested parties form a basis of comparison with other companies within the property and casualty reinsurance industry. Fully diluted book value per share should not be viewed as a substitute for the most comparable U.S. GAAP measure, which in our view is the basic book value per share. We calculate basic book value per share as (a) ending shareholders' equity, divided by (b) the total ordinary shares issued and outstanding, as reported in the consolidated financial statements. Fully diluted book value per share represents basic book value per share combined with any dilutive impact of in-the-money stock options (assuming net exercise) and all outstanding restricted stock units “RSUs”. We believe these adjustments better reflect the ultimate dilution to our shareholders. The following tables presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure): (expressed in thousands U.S. dollars, except percentages and per share amounts)

greenlightre.com 21 Fully Diluted Book Value Per Share (Quarterly) The following tables presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure): Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Numerator for basic and fully-diluted book value per share: Total equity as reported under U.S. GAAP $ 634,020 $ 663,418 $ 635,879 $ 666,804 $ 663,318 Denominator for basic and fully diluted book value per share: Ordinary shares issued and outstanding as reported and denominator for basic book value per share 35,321,144 34,832,493 34,831,324 34,557,449 34,198,153 Add: In-the-money stock options and all outstanding RSUs 594,612 602,013 590,001 773,938 775,124 Denominator for fully diluted book value per share 35,915,756 35,434,506 35,421,325 35,331,387 34,973,277 Basic book value per share $17.95 $19.05 $18.26 $19.30 $19.40 Fully diluted book value per share $17.65 $18.72 $17.95 $18.87 $18.97 (expressed in thousands U.S. dollars, except percentages and per share amounts) Q3 2025 $ 658,889 34,099,226 757,505 34,856,731 $19.32 $18.90

Segment Descriptions Open Market Segment We provide treaty reinsurance to insurance companies on a global basis, written on a proportional or non-proportional (also known as excess of loss) basis. The Open Market segment has the following lines of business: • Financial: includes primarily mortgage, trade credit, surety, transactional liability, and financial multiline coverage. • Health: includes primarily accident and critical illness coverage. • Multiline: includes predominantly our FAL business across diverse lines, coupled with multiline commercial and personal auto liability, business owners’ policy (“BOP”), and multiline commercial coverage. • Property: includes mainly commercial property and property catastrophe coverage. • Specialty: includes primarily agriculture, cyber, marine and energy, aviation and space, specialty multiline, and war, political violence and terrorism coverage. • Casualty: includes primarily general liability, umbrella, multiline casualty, and workers’ compensation coverage.* Innovations Segment Innovation-related Investments We make strategic investments in promising startup companies and managing general agents, subject to investment guidelines as approved by our Board of Directors, in addition to providing reinsurance capacity on a case-by-case basis. These private investments consist primarily of unlisted equities (mostly preferred shares) and convertible debt instruments. Innovation-related Underwriting We provide underwriting capacity to our program partners through insurance and reinsurance structures on a global basis, written on a proportional or non-proportional basis. The Innovations segment has the following lines of business: • Financial: includes predominantly miscellaneous financial coverage. • Health: includes primarily travel and other miscellaneous health coverage. • Multiline: includes mostly BOP and multiline commercial coverage, in addition to business written from our Syndicate 3456 (multiple lines of business). • Specialty: includes primarily contingency liability and travel-related (e.g., trip cancellation / interruption, baggage and personal effects, and medical insurance) coverage. • Casualty: includes primarily general liability and multiline casualty coverage. greenlightre.com 22 *Going forward, casualty business will be written primarily through our Innovations segment where we have better access to underlying data and a clearer line of sight to the underlying economics of this business.